Cinedigm Corporation
Acquisition of Gaiam, Inc.'s Entertainment Unit

CINEDIGM

Statements included in this presentation, which are not historical in nature, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might", "believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm has no specific intention to update these statements. This presentation shall not constitute an offer to sell nor the solicitation of an offer to buy the common stock nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.

Additional Information

Please see Cinedigm's Forms 10-K and 10-Q and other forms filed with the Securities and Exchange Commission for additional information on Cinedigm.

Table of Contents

1. Overview
2. Transaction Rationale and Considerations
3. Pro Forma Financial Summary

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Overview

Introduction

- **Cinedigm Corp. (NASDAQ: CIDM), the leading independent digital content distributor and global leader in digital cinema services, is seeking to acquire Gaiam, Inc.'s Entertainment Unit (referred to as "GVE") and a leading distributor of home entertainment brands and content**
- **The combination of Cinedigm and GVE will create the leading independent content distributor in North America**
  - Exclusive, multi-year relationships with a wide range of brand name content suppliers, including WWE, NFL, National Geographic, Discovery, Scholastic and Jim Henson
  - Library of 32,000+ titles
  - Direct relationships with most major physical and digital retailers, including Wal-Mart, Target, iTunes, Netflix and Amazon
  - Largest digital aggregator and distributor of independent content
  - Strong, experienced management team bolstered with the addition of the GVE team
- **The transaction is expected to be accretive and to provide Cinedigm with the scale, cash flow and flexible debt structure / revolver necessary to support its current growth plans without further equity capital raises**

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Transaction Overview

- Targeting acquisition close on October 21st
- $51.5 million purchase price, representing a ~ 3.3x multiple based on GVE 2013E EBITDA(1)
  - $48.5 million at close ($47.5 million cash / $1 million restricted stock)
  - $3.0 million in deferred purchase payments
- Raising $40 million of senior and $5 million of mezzanine debt on attractive terms
  - Up to $55 million senior debt facility led by Société Générale, Cinedigm's long term lead lender. Includes an up to $30 million revolver to fund working capital
- **Currently seeking up to $13 million sale of registered Class A common stock, including a $1.5 million green shoe, from shelf to complete financing package**

Sources & Uses ($000s)(2)

Sources	
Term Loan	$25,000
Revolver	15,000
Mezzanine Debt	5,000
Common Stock(3)	14,500 - 16,000
Total Sources	**$59,500 - $61,000**

Uses	
Cash at Closing to Gaiam	$47,500
Stock at Closing to Gaiam	1,000
Transaction Fees and Expenses(4)	4,998
Cash to CIDM Balance Sheet	6,003 - 7,503
Total Sources	**$59,500 - $61,000**

Pro Forma Debt Summary(5)

Non-Recourse Debt, net	$223,018
Recourse Debt	45,000
Preferred Stock	3,493
Recourse Debt / FY 2014E EBITDA	*2.9x*

(1) GVE 2013E EBITDA of $15.7mm.
(2) Preliminary figures. Final sources and uses pending signing of definitive financing documentation.
(3) Includes $11.5 – $13mm public equity raise (amount dependent upon exercise of green shoe), $2mm commitment for unregistered stock from a current shareholder and $1mm stock consideration to be paid to Gaiam.
(4) Estimated figure; final fee figure to be determined.
(5) Non-recourse debt and preferred stock figures as of June 30, 2013.

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Capitalization Overview

Pro Forma Capitalization	
Class A Common Shares Outstanding[1]	64,177
Share Price[2]	$1.53
Market Capitalization	**$98,191**
New Recourse Debt	$40,000
New Mezzanine Debt	5,000
Preferred Stock	3,493
Less: Unrestricted Cash	(10,303)
Less: Estimated Deployment Residual Value[3]	
Total Enterprise Value	**$136,381**
Non-Deployment FY 2014E EBITDA[4]	$23,050
EV / 2014E Non-Deployment EBITDA	***5.9x***

Non-Recourse Debt[5]	
Phase 1 Facility	$115,924
Phase 2 Facilities	43,252
Prospect Capital Note	70,595
Less: Restricted Cash	(6,753)
Non-Recourse Debt, Net	**$223,018**

(1) Pro forma assumes issuance of $16mm of Class A common stock ($13mm public raise, $2mm from a current shareholder and $1mm paid to Gaiam). Excludes ~ 25.5mm of warrants and options with a weighted average strike price of $1.53.
(2) CIDM closing share price as of October 15, 2013.
(3) Cinedigm expects meaningful residual value in the deployment business after repayment of all non-recourse debt.
(4) Includes CEG, GVE, Services and corporate overhead.
(5) As of June 30, 2013.

Management Overview

- **Bill Sondheim (GVE President who previously worked for Chris McGurk while at Universal / Polygram) will lead the expanded CEG and enhance Cinedigm's experienced management team**

Chris McGurk Chairman of the Board & Chief Executive Officer	• Chris McGurk was appointed Chairman & CEO of Cinedigm in January 2011 • CEO of Overture Films • Vice Chairman of the Board and COO of Metro-Goldwyn Studios, Inc. • President and COO Universal Pictures • President of The Walt Disney Studios Motion Picture Group • Extensive Board Experience
Adam Mizel Chief Operating Officer & CFO	• Adam Mizel has been Chief Operating Officer & CFO since September 2011 and joined Cinedigm as Chief Financial Officer & Chief Strategy Officer since August 2009 • Member of Cinedigm Board since March 2009 • Investing / operating partner at Azimuth Trust, Capital Z Partners and, most recently, Aquifer Capital *(previously one of CIDM's largest shareholders)* • Responsible for investing over $1 billion of private and public equity in previous positions
Bill Sondheim President of CEG	• Bill Sondheim has been President of Entertainment and Worldwide Distribution at Gaiam since 2007 and will move to Cinedigm after transaction close. • Spearheaded the development of Sony Music Entertainment's dual disc technology initiative from 2005 until 2007 • President of Retail at GT Brands LLC, a developer and multi-channel marketer of branded consumer, lifestyle and entertainment products, and of PolyGram Filmed Entertainment's video distribution entity

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GVE Overview

- **GVE is a leading independent distributor of branded, non-theatrical entertainment content to both the physical and digital media markets**

GVE Company Overview

- Founded in 2005 and expanded considerably with the March 2012 acquisition of Vivendi Entertainment
- Licenses and distributes brand name content under exclusive, multi-year agreements with leading independent studios and content creators
  - Media library comprised of 8,000+ licensed titles
- Maintains direct relationships with most major physical and digital retailers (only independent content distributor with this advantage)
  - Indie film and non-theatrical entertainment aggregator and category captain for major big box retailers (*e.g. Wal-Mart, Target*)
  - Extensive relationships with leading digital distributors (*e.g. Netflix, iTunes*), MSOs, and broadcast and cable networks
- Controls digital distribution rights for many of its content partners, positioning GVE to capture significant share of growing digital consumption market

GVE 2012A & 2013E Revenue

($ in millions)



$60.0
$40.0
$20.0
$0.0
$45.6
$49.4
2012A
2013E

GVE 2012A & 2013E EBITDA

($ in millions)



$20.0
$15.0
$10.0
$5.0
$0.0
$14.2
$15.7
2012A
2013E

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Note: Financials shown on a calendar year basis and are pro forma for the March 2012 acquisition of Vivendi Entertainment.

Content Partners and Distribution Relationships

- **GVE distributes content under long-term contracts with leading independent studio partners and maintains direct relationships with top physical and digital retailers and television partners**

Select Content Partners

- **GVE maintains exclusive distribution agreements with the majority of its content partners**
- **Virtually all expiring contracts over last 2 years have been renewed**

Select Distribution Relationships

- **Only independent distributor with direct relationships with most major physical and digital retailers**
- **Retail distribution currently covers 62,000 doors in the U.S.**
- **Indie film and non-theatrical entertainment aggregator for Wal-Mart and Target**

Transaction Rationale and Considerations

Transaction Highlights

- **An acquisition of GVE accelerates Cinedigm's growth plans and significantly strengthens its competitive position**

- ✓ **Creates the leading independent distributor with all platforms and retailers (both physical and digital)**
- ✓ **Major studio-level market share for non-theatrical business**
- ✓ **Dominant digital aggregator and distributor of independent content**
- ✓ **Dramatically increases scale ($320mm+ retail sales volume with significant market leverage)**
- ✓ **Exclusive contracts with numerous brand-name content suppliers**
- ✓ **Strong management and operational talent**
- ✓ **Significant synergies**
- ✓ **Immediately EPS accretive**
- ✓ **Attractive valuation limits downside and market risks**
- ✓ **Strong cash flow enhanced by NOL utilization**
- ✓ **Attractive debt financing with flexible revolver to support growth**
- ✓ **Targeted rapid debt repayment within three years**
- ✓ **Significant scale reduces earnings volatility and provides capital necessary to support growth**

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Select Transaction Risks

Key Risks	Potential Mitigants
Contract Expirations	• All major contracts recently renewed for 2-3 years and GVE has almost 100% historical renewal rate
DVD Market Pressures	• Downside protection via low acquisition multiple • DVD sales among GVE's core value-oriented and collectible product customers likely to decline more slowly than overall market • Natural hedge as we are largest digital distributor
Increased Financial Leverage	• Rapid projected debt repayment with 50% of excess cashflow swept to debt amortization • Strong cushion to covenant levels
Integration and Execution Risk	• Transition services agreement jointly developed by Cinedigm and Gaiam • Transfer of GVE management to reduce execution risk • Projections include conservative integration expenses

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US Home Entertainment Trends

- **The $20bn+ home entertainment market is forecast to grow through 2017, despite projected declines in DVD sales**

Home Entertainment Revenue
($ in millions)



2012 - 2017 CAGR
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$21,897
$21,931
$22,349
$22,553
$22,948
$23,629
1.5%
6,130
7,625
9,122
10,234
11,258
12,167
14.7%
15,767
14,307
13,227
12,320
11,690
11,462
(6.2%)
2012A
2013E
2014E
2015E
2016E
2017E
Physical
Digital

- Total consumer spending on home entertainment passed $20bn in 2012, and is expected to grow to over $23bn by 2017
  - Driven primarily by strong digital and Blu Ray sales growth
- Pro forma GVE-Cinedigm positioned to benefit from rapid growth in digital home entertainment
  - Distribution relationships with all major digital retailers, including Netflix, iTunes, Amazon, Hulu
  - Contribution margins higher for digital sales than physical sales (85% vs. 60%)
  - 2012 digital spending expected to nearly double by 2017 to $12bn+
- Pro forma GVE-Cinedigm resilient in face of declining physical market
  - Cinedigm and GVE grew physical sales in 2012 by ~ 55% and ~ 10%, respectively
  - Many key GVE suppliers appeal to value-oriented consumers (e.g., WWE)
  - GVE and CIDM sales projected to grow from 2012 to 2013E, driven by new supplier relationships and additional placement for existing suppliers
  - DVD declines partially offset by growth in Blu Ray sales - number of Blu-Ray households increased 30% to 59.4mm in 2012

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Source: Gaiam, Morgan Stanley, FTI Consulting.
Note: Physical revenue includes DVD and Blu-ray rentals and purchases. Digital revenue includes VOD movies, PPV movies, digital rentals and purchases and SVOD.

Cinedigm's Multi-channel Digital Footprint

Broad rights for every business model makes Cinedigm a critical partner in all channels of the rapidly growing digital home entertainment ecosystem

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Transactional

- Electronic Sell-through
- Internet Video-on-Demand
- 10,600 movies and over 15,000 TV episodes

Subscription

- Subscription Video-on-Demand
- 15,800+ movies and episodes

Ad-Supported

- Free-on-Demand
- Over 3,000 movies and 7,000+ TV episodes
- 500+ syndicated clips
- 1,000s of monetized clips

TV Sales

- Non-theatrical
- Video-on-Demand
- Pay TV
- Cable TV

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Source: Gaiam & Cinedigm.

Pro Forma Financial Summary

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Q2 Preliminary Estimated Financial Update

- Based on actuals and re-forecasted estimates, consolidated revenues of $22.0-$23.0 million and EBITDA of $10.0-$11.0 million with non-deployment revenues of $10.0-$11.0 million and EBITDA of $(1.0-1.5) million
- First half of FY14 has been a period of both investment and growth for Cinedigm
  - $1.4 million of pre-releasing expenses in the quarter and $3.0M ytd
- Preliminary Q2 results continue positive momentum in content business as new releases and acquisitions create growth even with timing delays in revenue recognition
  - A $1.2M DVD shipment moved from the last week of September to first week of October, and $2 million of SVOD gross license fee street date was delayed to Q3
  - Impact on net revenue and EBITDA of ~$700K and $550K, respectively
- Digital Cinema Deployments behind expectations as crowded screens reduced typical studio booking patterns this summer and 2 releases moved out of Q2 as a result of overcrowding
- Software unit continues to struggle with recalcitrant studio customers delaying deployments until they see a successful Go Live in December at an existing customer

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Strong Projected Combined Financial Performance

- The combined company is expected to produce strong financial results right out of the box with 2H CEG guidance of $52.0-$54.0 million of revenues and $12.5-$13.5 million of EBITDA
  - Annualized synergies targeted at $3.4 - $3.8 million
  - No revenue synergies projected in the short term but we expect to leverage our market-leading position to accelerate future growth
  - Approximately 90% of expected revenues from existing customers / content with product in the distribution channels for the key holiday season
  - Managing over $320 million of full year end-market sales
  - Significant scale and leverage
- Total 2H consolidated revenues (including deployments and services) of $84.0-$86.0 million and EBITDA of $41.0-$42.0 million
  - Non-deployment revenues of $59.0-61.0 million and EBITDA of $17.0-18.0 million

This transaction gives Cinedigm the scale to deliver solid, more predictable results and accelerate its growth

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Conclusion

The GVE acquisition is expected to be accretive and to provide Cinedigm with the scale, cash flow and flexible debt structure / revolver necessary to support its current growth plans without further equity capital raises

- Immediately accretive to shareholders
- Financed with prudent leverage at attractive pricing
- Capital raise and strong cashflows of the new CEG support rapid debt pay down
- Significantly increases scale
- Increases earnings predictability
- Industry leading independent digital and physical distribution platforms
- Accelerates growth opportunities
- Enhances management depth and talent
- Significant transaction synergies
- Utilizes existing NOL

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